                                MAP-EQUITY FUND

To Our Shareholders:

The US equity markets continued an unprecedented run in 1997 due in large part to sustained positive economic factors. These factors included strong economic growth, low inflation, stable interest rates, and a very strong labor market. The Standard & Poor's 500 Index, a generally accepted index of unmanaged equity securities, increased by 33.4% in 1997. This impressive year follows returns of 23.0% and 37.5% in 1996 and 1995, respectively.

CONTINUED SOLID RISK-ADJUSTED PERFORMANCE

MAP-Equity Fund continued its admirable record of performance with a 28.0% return for the year. The Fund's results were achieved while continuing to maintain a lower risk profile than the overall market. In fact, we estimate that the Fund maintained a risk level that averaged just 86% of the overall market.

Michael Mullarkey, Managing Director of Markston Investment Management and the Fund's lead portfolio manager, discusses some of the major investments that shaped the Fund's 1997 results in the letter that follows.

INCREASED RECOGNITION, IMPROVED SALES

1997 was a notable year for MAP-Equity Fund. MORNINGSTAR, INC., the widely-recognized mutual fund rating service, awarded MAP-Equity Fund its highest rating of five-stars (*****) in May, 1997. The Fund maintained its overall five-star rating as of December 31, 1997 and for the last 3-, 5-, and 10-year periods.(1) (Note: There are 2,332, 1,292 and 676 funds in Morningstar's domestic equity category for the 3-, 5-, and 10-year periods respectively.) We are very proud of this and other recognition the Fund received in 1997. Additionally, sales of new shares more than doubled over 1996 as a result of the fine performance by Markston and increased promotional activity by the Fund's distributor, First Priority Investment Corporation.

As always, we encourage your suggestions and comments. On behalf of the Board of Directors of the Fund, we appreciate your continued support and confidence in the Fund.

                                          Sincerely,

                                                     [SIGNATURE]
                                          KATHLEEN M. KOERBER
                                          PRESIDENT

January 31, 1998

---------
(1)Morningstar's proprietary ratings reflect risk-adjusted performance and are subject to change each month. Overall ratings are calculated from the Fund's 3-, 5-, and 10-year average annual returns in excess of 90-day T-bills with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of funds in an investment category receive five stars. For a copy of the current Morningstar report, including its analysis, please call First Priority Investment Corporation.

                        REPORT OF THE INVESTMENT ADVISER

Dear Fellow Shareholders:

The MAP-Equity Fund appreciated 28.0% during 1997 versus 33.4% for the S&P 500. During the year, the Fund continued its conservative approach, carrying a risk level that averaged 85.9% of the market. The Fund has earned a five star rating by MORNINGSTAR, INC., indicating it is in the top 10% of the funds in its class.

By the end of 1997, the US stock market as measured by the S&P 500 had essentially doubled in the prior three years. Selling by corporate insiders has recently been brisk. The employment rate has dropped to the point that wage inflation is a risk in the domestic economy. All of this leads us to doubt that the extraordinary gains we have enjoyed in the US equity markets are likely to continue much longer.

As equity managers, we have always paid attention to risk. This is reflected in the cash positions we have held and the diversification we have used while pursuing capital appreciation. Given the backdrop of a robustly priced equity market, the risks of domestic wage inflation and the dislocations in Southeast Asia, we will continue to seek opportunities for appreciation, while limiting the overall risk level of the portfolio to the extent possible.

Looking back at 1997, several of our holdings posted truly superior performance, thereby contributing to the overall portfolio.

CATALINA MARKETING is an excellent example. Catalina is a supplier of coupons that are generated at the supermarket checkout, and has experienced above average growth and a high Return on Assets. We purchased Catalina after an interruption in its growth caused it to miss analysts' expectations. As a result, our purchase price was less than half the previous high for the stock. After our purchase, both the management of the company and the company itself bought the stock. Earnings recovered, and the stock appreciated roughly 70% from our purchase price. Late in 1997, we lightened our position.

AMERICAN EXPRESS was another superb performer, appreciating 56% during 1997. Early in the year, the stock benefited from share repurchase by the company. Later in the year, there was speculation that Citicorp might be interested in acquiring American Express. Throughout the year, earnings met or exceeded expectations.

CVS was another excellent performer, appreciating 52% during the year. This was largely based on CVS's acquisition of Revco, which made it one of the four leading national drug store chains. The Revco acquisition gave CVS a major opportunity to bring its superior merchandising to a less effectively run chain. This, of course, implied future earnings growth.

ACNIELSEN was another good contributor, appreciating 59% during the year. We initially bought Nielsen after its spin off from Dun & Bradstreet. There was significant insider buying at the time. In 1997, as excellent earnings were reported, it became obvious that new management was improving operations.

NORTHERN TRUST appreciated dramatically as the company continues to profitably expand both its wealth management division and investor services division. Northern Trust earns more than two thirds of its income from non-spread businesses. While many banks' strategic plans place a growing emphasis on business with recurring revenue streams, Northern Trust is already well positioned and moving forward. Additionally, the stock price was clearly helped by the merger activity in the banking industry; banks with less desirable lines of business than Northern were acquired for high multiples of earnings and book value.

Our worst performer during the year was Eastman Kodak.

EASTMAN KODAK declined for a combination of reasons. Price competition from Fuji became intense during the summer. Earnings were hurt by losses in the digital photography area and excess staffing. Late in the year, the Board of Directors mandated a withdrawal from several endeavors related to digital photography, and a 20% reduction in staffing. We had materially reduced our position prior to the full decline in Kodak. Since the staff reduction was announced, we have partially rebuilt the position.

We thank you for the continuing opportunity to manage your assets. It is good to be fellow shareholders with you.

                                          Sincerely,

                                                     [SIGNATURE]
                                          MICHAEL J. MULLARKEY
                                          Managing Director
                                          MARKSTON INVESTMENT MANAGEMENT

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE MAP-EQUITY FUND
                      AND THE STANDARD & POOR'S 500 INDEX
                FOR THE TEN YEAR PERIOD ENDED DECEMBER 31, 1997

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 AVERAGE ANNUAL TOTAL RETURN
           1 YEAR                    5 YEAR          10 YEAR
21.91%                                      17.44%      17.42%
                                 MAP - Equity Fund     S&P 500
1987                                        $9,525     $10,000
1988                                       $12,375     $11,660
1989                                       $15,862     $15,345
1990                                       $15,055     $14,869
1991                                       $19,223     $19,389
1992                                       $21,247     $20,863
1993                                       $23,090     $22,970
1994                                       $23,727     $23,271
1995                                       $31,439     $32,004
1996                                       $38,928     $39,352
1997                                       $49,825     $52,480

THE GRAPH ABOVE DEPICTS THE PERFORMANCE OF MAP-EQUITY FUND VERSUS THE STANDARD & POOR'S 500 INDEX (AN UNMANAGED INDEX OF STOCKS CONSIDERED REPRESENTATIVE OF THE OVERALL STOCK MARKET). IT IS IMPORTANT TO NOTE THAT MAP-EQUITY FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDEX IS NOT AVAILABLE FOR INVESTMENT, IS UNMANAGED AND IS SHOWN FOR COMPARISON ONLY.

THIS GRAPH ASSUMES AN INITIAL INVESTMENT OF $10,000, THE MAXIMUM 4.75% SALES CHARGE ON FUND SHARES, AS WELL AS REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN ORIGINALLY PURCHASED.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
MAP-Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MAP-Equity Fund (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 9, 1998

STATEMENT OF ASSETS AND LIABILITIES
MAP-EQUITY FUND
DECEMBER 31, 1997

ASSETS
Investments:
  Common stocks (cost $57,617,761)..............................................  $ 82,814,066
  Preferred stocks (cost $183,286)..............................................       398,355
  Corporate bonds (cost $166,133)...............................................       225,734
  Short-term investments (cost $12,897,413).....................................    12,897,413
                                                                                  ------------
                                                                                    96,335,568
Receivable for investment securities sold.......................................       276,793
Receivable for Fund shares sold.................................................        96,867
Dividends and interest receivable...............................................        90,774
Other assets....................................................................         9,204
                                                                                  ------------
        Total Assets............................................................    96,809,206
                                                                                  ------------
LIABILITIES
Payable for investment securities purchased.....................................     2,027,294
Payable for Fund shares redeemed................................................        49,889
Bank overdraft..................................................................       378,168
Accrued investment advisory fee.................................................       127,543
Accounts payable and accrued expenses...........................................        54,122
                                                                                  ------------
        Total Liabilities.......................................................     2,637,016
                                                                                  ------------
        Net Assets..............................................................  $ 94,172,190
                                                                                  ------------
                                                                                  ------------
NET ASSETS
Capital stock (4,142,975 shares of $1.00 par value capital stock outstanding,
  21,000,000 shares authorized).................................................  $  4,142,975
Paid-in capital.................................................................    62,700,277
Accumulated undistributed net investment income.................................        47,347
Accumulated undistributed net realized gain from security transactions..........     1,810,616
Net unrealized appreciation of investments......................................    25,470,975
                                                                                  ------------
        Net Assets..............................................................  $ 94,172,190
                                                                                  ------------
                                                                                  ------------
Net asset value and redemption price per share ($94,172,190  DIVIDED BY
  4,142,975 shares of capital stock outstanding)................................        $22.73
                                                                                  ------------
                                                                                  ------------
Computation of maximum public offering price per share -- $22.73  DIVIDED BY
  .9525 (on sales of $50,000 or more, the maximum sales charge and, accordingly,
  the offering price, is reduced)...............................................        $23.86
                                                                                  ------------
                                                                                  ------------

STATEMENT OF OPERATIONS
MAP-EQUITY FUND
YEAR ENDED DECEMBER 31, 1997

Investment Income:
  Dividends.....................................................................  $    966,569
  Interest......................................................................       736,058
                                                                                  ------------
                                                                                     1,702,627
Expenses:
  Investment advisory fee.......................................................       432,252
  Custodian.....................................................................        76,534
  Transfer Agent................................................................        69,450
  Audit.........................................................................        27,400
  Legal.........................................................................        23,032
  Filing Fees...................................................................        16,975
  State taxes...................................................................        16,520
  Insurance expense.............................................................        12,837
  Printing......................................................................        11,353
  Directors' fees...............................................................         7,500
  Miscellaneous.................................................................         4,670
                                                                                  ------------
                                                                                       698,523
                                                                                  ------------
        Net Investment Income...................................................     1,004,104
                                                                                  ------------
Realized and Unrealized Gain on
  Investments:
  Net realized gain from security transactions..................................    13,691,368
  Increase in unrealized appreciation of investments............................     6,028,801
                                                                                  ------------
    Net Gain on Investments.....................................................    19,720,169
                                                                                  ------------
    Net Increase in Net Assets Resulting from Operations........................  $ 20,724,273
                                                                                  ------------
                                                                                  ------------

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
MAP-EQUITY FUND

                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  1997            1996
                                                              -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS
  Net investment income.....................................  $  1,004,104    $  1,188,756
  Net realized gain from security transactions..............    13,691,368       9,760,046
  Increase in unrealized appreciation of investments........     6,028,801       3,273,899
                                                              -------------   -------------
    Net Increase in Net Assets Resulting from Operations....    20,724,273      14,222,701
                                                              -------------   -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income......................    (1,043,783)     (1,177,663)
  Distributions from net realized gain from security
    transactions............................................   (12,333,249)     (8,902,823)
                                                              -------------   -------------
    Total Distributions to Shareholders.....................   (13,377,032)    (10,080,486)
                                                              -------------   -------------

FROM CAPITAL SHARE TRANSACTIONS
  Net increase in net assets from capital share
    transactions............................................    13,234,335       8,981,118
                                                              -------------   -------------
    Net Increase in Net Assets..............................    20,581,576      13,123,333

NET ASSETS
  Beginning of year.........................................    73,590,614      60,467,281
                                                              -------------   -------------
  End of year (including undistributed net investment income
    of $47,347 and $87,026, respectively)...................  $ 94,172,190    $ 73,590,614
                                                              -------------   -------------
                                                              -------------   -------------

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
MAP-EQUITY FUND
DECEMBER 31, 1997

    NUMBER
      OF
    SHARES                                                                               MARKET VALUE
--------------                                                                           -------------
                 COMMON STOCKS (87.94%)
                 CONSUMER NON-DURABLES (10.67%)
       108,780   Archer Daniels Midland Co.............................................  $   2,359,166
         5,800   CPC International, Inc................................................        624,950
         8,700   Clorox Co.............................................................        687,844
        18,600   Coca-Cola Co..........................................................      1,239,225
        19,600   First Brands Corp.....................................................        527,975
        11,788   Gillette Co...........................................................      1,183,957
        41,100   National Service Industries, Inc......................................      2,037,019
         3,400   Newell Co.............................................................        144,500
         3,800   Pete's Brewing Co.*...................................................         15,438
        20,400   Quaker Oats Co........................................................      1,076,100
         1,600   Stanhome, Inc.........................................................         41,100
         4,100   Tupperware Corp.......................................................        114,288
                                                                                         -------------
                                                                                            10,051,562
                                                                                         -------------
                 ENERGY (2.27%)
         9,500   Amoco Corp............................................................        808,688
           774   Apache Corp...........................................................         27,138
         2,200   Petroleum Helicopters, Inc., voting...................................         48,950
         5,800   Petroleum Helicopters, Inc., non-voting...............................        130,500
        20,800   Royal Dutch Petroleum Co..............................................      1,127,100
                                                                                         -------------
                                                                                             2,142,376
                                                                                         -------------
                 FINANCIAL SERVICES (10.50%)
        69,684   Allmerica Financial Corp..............................................      3,479,845
         8,400   American Express Co...................................................        749,700
         6,000   Argonaut Group, Inc...................................................        203,250
        27,500   Health Care Property Investors, Inc...................................      1,039,844
        25,400   Northern Trust Corp...................................................      1,771,650
        22,249   Popular, Inc..........................................................      1,095,763
        56,100   Reliance Group Holdings, Inc..........................................        792,413
         3,200   USF&G Corp............................................................         70,600
        48,900   United Dominion Realty Trust, Inc.....................................        681,544
                                                                                         -------------
                                                                                             9,884,609
                                                                                         -------------
                 HEALTH CARE (8.94%)
        59,400   Access Health, Inc.*..................................................      1,722,600
        15,900   Biogen, Inc.*.........................................................        578,362
         8,100   Cooper Companies, Inc.*...............................................        331,087

    NUMBER
      OF
    SHARES                                                                               MARKET VALUE
--------------                                                                           -------------
                 HEALTH CARE (CONTINUED)
        19,900   Humana, Inc.*.........................................................  $     412,925
        17,257   Medpartners, Inc.*....................................................        386,125
       100,600   Pharmacia & Upjohn, Inc...............................................      3,684,475
        21,000   Schering-Plough Corp..................................................      1,304,625
                                                                                         -------------
                                                                                             8,420,199
                                                                                         -------------
                 INDUSTRIAL (8.61%)
         2,500   Cummins Engine, Inc...................................................        147,656
        35,700   Dravo Corp.*..........................................................        392,700
         7,600   IMC Global, Inc.......................................................        248,900
        14,700   Lone Star Industries, Inc.............................................        780,937
         1,600   Lubrizol Corp.........................................................         59,000
        14,200   Minnesota Mining & Manufacturing Co...................................      1,165,287
        19,600   Morgan Products Ltd.*.................................................        104,125
        20,600   Ogden Corp............................................................        580,663
        34,988   Pentair, Inc..........................................................      1,257,381
         6,800   Valspar Corp..........................................................        216,750
        30,900   Vulcan Materials Co...................................................      3,155,663
                                                                                         -------------
                                                                                             8,109,062
                                                                                         -------------
                 MEDIA/ENTERTAINMENT/LEISURE (17.16%)
       159,966   ACNielsen Corp.*......................................................      3,899,171
         9,600   Cognizant Corp........................................................        427,800
        13,400   Dun & Bradstreet Corp.................................................        414,562
        51,700   Eastman Kodak Co......................................................      3,144,006
        84,200   Harte-Hanks Communications............................................      3,125,925
         5,300   Hasbro, Inc...........................................................        166,950
         8,621   Mattel, Inc...........................................................        321,132
        39,900   Meredith Corp.........................................................      1,423,931
        20,800   Nelson, Thomas Inc....................................................        240,500
        34,200   Time Warner, Inc......................................................      2,120,400
        14,200   Times Mirror Co., Series A............................................        873,300
                                                                                         -------------
                                                                                            16,157,677
                                                                                         -------------
                 MISCELLANEOUS (1.73%)
        29,600   Catalina Marketing Corp.*.............................................      1,369,000
        17,500   Olsten Corp...........................................................        262,500
                                                                                         -------------
                                                                                             1,631,500
                                                                                         -------------

MAP-EQUITY FUND
DECEMBER 31, 1997

    NUMBER
      OF
    SHARES                                                                               MARKET VALUE
--------------                                                                           -------------
                 RETAIL (8.87%)
        72,980   Burlington Coat Factory Warehouse Corp................................  $   1,199,609
        45,423   CVS Corp..............................................................      2,909,911
        51,909   Cash America International, Inc.......................................        671,573
       113,500   Charming Shoppes, Inc.*...............................................        524,937
        42,725   Genovese Drug Stores, Inc., Class A...................................        731,664
         7,900   Hartmarx Corp.*.......................................................         60,237
         4,400   Mazel Stores, Inc.*...................................................         64,350
        13,300   McDonald's Corp.......................................................        635,075
        23,500   Oshkosh B'Gosh, Inc., Class A.........................................        752,000
        47,200   Vicorp Restaurants, Inc.*.............................................        802,400
                                                                                         -------------
                                                                                             8,351,756
                                                                                         -------------
                 TECHNOLOGY (12.11%)
         4,100   Adobe Systems, Inc....................................................        168,613
        56,800   Avid Technology, Inc.*................................................      1,519,400
        24,700   Bay Networks, Inc.*...................................................        631,394
         1,600   Calcomp Technology, Inc.*.............................................          5,000
        68,800   Checkpoint Systems, Inc.*.............................................      1,204,000
        17,000   Electronic Data Systems Corp..........................................        746,937
        56,200   Glenayre Technologies, Inc.*..........................................        554,975
        73,500   Global Directmail Corp.*..............................................      1,272,469
        12,020   Imation Corp.*........................................................        192,320
         7,100   Integrated Systems, Inc.*.............................................         97,625
         2,200   Intel Corp............................................................        154,412
         3,000   Motorola, Inc.........................................................        171,188
        70,200   National Computer Systems, Inc........................................      2,474,550
        12,400   Shared Medical System Corp............................................        818,400
           500   Storage Technology Corp.*.............................................         30,969
        36,700   3-D Systems Corp.*....................................................        220,200
        20,476   Vishay Intertechnology, Inc.*.........................................        483,746
        65,300   Xircom, Inc.*.........................................................        657,081
                                                                                         -------------
                                                                                            11,403,279
                                                                                         -------------
                 UTILITIES (7.08%)
        16,800   Cinergy Corp..........................................................        643,650
        47,312   Duke Power Co.........................................................      2,619,902
         6,500   Eastern Utilities Assoc...............................................        170,625

    NUMBER
      OF
    SHARES                                                                               MARKET VALUE
--------------                                                                           -------------
                 UTILITIES (CONTINUED)
        17,600   GTE Corp..............................................................  $     919,600
        36,421   Houston Industries, Inc...............................................        971,985
         9,150   Northwest Natural Gas Co..............................................        283,650
         5,000   Piedmont Natural Gas, Inc.............................................        179,688
        13,530   Sprint Corp...........................................................        793,196
         4,400   UniSource Energy Corp.*...............................................         79,750
                                                                                         -------------
                                                                                             6,662,046
                                                                                         -------------
                 TOTAL COMMON STOCKS...................................................     82,814,066
                                                                                         -------------
                 PREFERRED STOCKS (0.42%)
                 MEDIA/ENTERTAINMENT/LEISURE (0.36%)
        17,004   News Corp. Ltd., limited voting*......................................        337,955
                                                                                         -------------
                 MISCELLANEOUS (0.06%)
         3,200   Craig Corp., Class A*.................................................         60,400
                                                                                         -------------
                 TOTAL PREFERRED STOCKS................................................        398,355
                                                                                         -------------

  PRINCIPAL
    AMOUNT
--------------

                 CORPORATE BONDS (0.24%)
$      129,000   CII Financial, Inc.,
                   7.50% conv. sub. deb.,
                   due September 15, 2001..............................................        120,454
       112,000   National Education Corp.,
                   6.50% conv. sub. deb.,
                   due May 15, 2011....................................................        105,280
                                                                                         -------------
                 TOTAL CORPORATE BONDS.................................................        225,734
                                                                                         -------------
                 SHORT-TERM INVESTMENTS (13.70%)
    12,925,000   U.S. Treasury Bills, 5.00% to 5.31%,
                   due January 8 to February 19, 1998..................................     12,897,413
                                                                                         -------------
                 TOTAL INVESTMENTS (102.30%)...........................................     96,335,568
                 Liabilities in excess of other assets (2.30%).........................     (2,163,378)
                                                                                         -------------
                 NET ASSETS (100.00%)..................................................  $  94,172,190
                                                                                         -------------
                                                                                         -------------

---------
* Non-income producing security.

  The percentage shown for each investment category is the total value of that category expressed as a percentage of the total net assets of the Fund.

  See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MAP-EQUITY FUND

NOTE A  -- SIGNIFICANT ACCOUNTING POLICIES
MAP-Equity Fund (the "Fund") is a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

INVESTMENTS: Investments, except for short-term investments which are stated at amortized cost which approximates market value, are valued at closing prices on national securities exchanges. Securities traded on a national securities exchange for which there are no sales on the valuation date and securities traded over-the-counter are valued at closing bid prices. Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses on investment transactions are determined on the basis of identified cost.

FEDERAL INCOME TAXES: The Fund does not provide for federal income taxes since it intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code and to maintain this qualification by distributing each year substantially all of its taxable net income and net realized capital gains to its shareholders. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains.

DIVIDENDS AND INTEREST INCOME: Dividends from investment securities and dividends to shareholders are recorded on the ex-dividend date and interest is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE B  -- INVESTMENT ADVISORY AND SERVICE AGREEMENTS
The Fund has investment advisory and service agreements with Markston Investment Management ("Adviser"), a partnership between Markston International, Inc. ("Markston") and MBL Sales Corporation ("MBL Sales"). Markston is a 49% general partner of Adviser, and MBL Sales is a 51% general partner. MBL Sales is a wholly-owned subsidiary of MBLLAC Holding Corporation which is a wholly-owned subsidiary of the MBL Life Assurance Corporation ("MBL Life"). Under the investment advisory and service agreements, the Fund pays Adviser a periodic fee (basic fee) at the annual rate of .50% of the first $200,000,000 of the Fund's net assets, .45% of the next $100,000,000 of such value, .40% of the next $100,000,000 of such value, and .35% of such value in excess of $400,000,000. The basic fee may be adjusted by an amount determined according to a formula based on the Fund's performance in relation to the Standard & Poor's 500 Index ("Index"). The formula provides for a weekly increase or decrease in the basic fee by an amount equal to .05% of net assets per annum for each full two percentage points that the Fund's investment performance, over a 24-month period, is better or worse than that of the Index. The maximum adjustment is
 .30%. The fee is computed and accrued daily and paid quarterly. For the year ended December 31, 1997, the basic advisory fee amounted to $425,929. The actual fee amounted to $432,252 which reflected an upward performance adjustment of $6,323.

In addition, the Fund has a distribution agreement with First Priority Investment Corporation ("FPIC"), a wholly-owned subsidiary of MBLLAC Holding Corporation. During the year ended December 31, 1997, the Fund was advised that FPIC received $37,522 as distributor of the Fund's shares. FPIC paid this amount to its sales force.

The compensation of each disinterested director in 1997 was paid by the Fund at the rate of $400 per meeting attended, plus an annual retainer of $900. Aggregate fees paid during the year to the Fund's disinterested directors amounted to $7,500. Two of the directors of the Fund and all officers of the Fund are either officers or employees of MBL Life. The compensation of the directors, officers and any employees of the Fund affiliated with Adviser or FPIC is paid by the affiliated entities.

At December 31, 1997, MBL Life owned 2,087,581 Fund shares.

NOTE C  -- CAPITAL STOCK

A summary of capital share transactions follows:

                                               Year Ended December 31, 1997          Year Ended December 31, 1996
                                             ---------------------------------     ---------------------------------
                                                Shares              Amount            Shares              Amount
                                             -------------       -------------     -------------       -------------
Shares sold................................        133,282       $   3,080,596            62,033       $   1,297,411
Shares issued in reinvestment of income
  dividends and capital gain
  distributions............................        563,972          12,915,669           478,896           9,781,641
                                             -------------       -------------     -------------       -------------
                                                   697,254          15,996,265           540,929          11,079,052
Less shares repurchased....................       (116,774)         (2,761,930)         (101,992)         (2,097,934)
                                             -------------       -------------     -------------       -------------
Net increase in number of shares
  outstanding and net assets resulting from
  capital share transactions...............        580,480       $  13,234,335           438,937       $   8,981,118
                                             -------------       -------------     -------------       -------------
                                             -------------       -------------     -------------       -------------

NOTE D  -- PURCHASES AND SALES OF INVESTMENTS
Purchases and proceeds from sales of investments during the year ended December 31, 1997, other than short-term investments, aggregated $41,174,959 and $43,498,418, respectively.

The identified cost of investments owned at December 31, 1997 for federal income tax purposes was $70,864,593. At December 31, 1997, gross unrealized appreciation of investments was $26,992,818 and gross unrealized depreciation was $1,521,843 resulting in net unrealized appreciation of $25,470,975 for federal income tax purposes.

 ------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                                MAP-EQUITY FUND

Selected data for each share of capital stock outstanding throughout the years indicated:

                                                 YEAR ENDED DECEMBER 31,
                                     -----------------------------------------------
                                        1997       1996     1995     1994     1993
                                     -----------  -------  -------  -------  -------
Net Asset Value, Beginning of
  Year..............................    $  20.66  $ 19.36  $ 16.67  $ 18.13  $ 20.02
                                     -----------  -------  -------  -------  -------
Net investment income...............        0.28     0.36     0.43     0.37     0.36
Net realized and unrealized gain on
  investments.......................        5.49     4.16     4.90     0.13     1.32
                                     -----------  -------  -------  -------  -------
Net increase in net assets from
  operations........................        5.77     4.52     5.33     0.50     1.68
                                     -----------  -------  -------  -------  -------
Dividends from net investment
  income............................       (0.29)   (0.36)   (0.43)   (0.37)   (0.36)
Distributions from net realized gain
  from security transactions........       (3.41)   (2.86)   (2.07)   (1.59)   (3.21)
Distribution in excess of net
  investment income (see Note A)....          --       --    (0.14)      --       --
                                     -----------  -------  -------  -------  -------
Total distributions.................       (3.70)   (3.22)   (2.64)   (1.96)   (3.57)
                                     -----------  -------  -------  -------  -------
Net Asset Value, End of Year........    $  22.73  $ 20.66  $ 19.36  $ 16.67  $ 18.13
                                     -----------  -------  -------  -------  -------
                                     -----------  -------  -------  -------  -------
Total Return(1).....................       27.99%   23.82%   32.50%    2.76%    8.67%
                                     -----------  -------  -------  -------  -------
                                     -----------  -------  -------  -------  -------
Ratios/Supplemental Data:
Net Assets, End of Year
  (thousands).......................    $ 94,172  $73,591  $60,467  $48,130  $49,438
                                     -----------  -------  -------  -------  -------
                                     -----------  -------  -------  -------  -------
Ratio of Expenses to Average Net
  Assets............................        0.82%    0.74%    0.81%    1.07%    1.04%
                                     -----------  -------  -------  -------  -------
                                     -----------  -------  -------  -------  -------
Ratio of Net Investment Income to
  Average Net Assets................        1.18%    1.82%    2.30%    2.03%    1.76%
                                     -----------  -------  -------  -------  -------
                                     -----------  -------  -------  -------  -------
Portfolio Turnover Rate.............       57.57%   52.88%   39.40%   39.31%   19.55%
                                     -----------  -------  -------  -------  -------
                                     -----------  -------  -------  -------  -------
Average Commission Rate Paid........    $ 0.0235  $0.0261       --       --       --
                                     -----------  -------  -------  -------  -------
                                     -----------  -------  -------  -------  -------

----------
(1) Total return does not reflect the sales commission (maximum 4.75%) charged on Fund shares.

See notes to financial statements.

NET ASSET VALUES AND PAYOUTS
(UNAUDITED)

Following is a tabular illustration of the Fund's history since shares of the Fund were first offered for sale on January 21, 1971. Prior to May 1, 1995, the Fund was known as the Mutual Benefit Fund.

                                        Per share
                                --------------------------
                                 Dividends
                    Net asset    from net       Capital
                      value     investment       gains
   Year ended       per share     income     distributions
----------------------------------------------------------
December 31, 1971   $   10.81    $     .09            --
December 31, 1972       11.27          .10   $       .02
December 31, 1973        8.98          .08            --
December 31, 1974        6.52          .17            --
December 31, 1975        8.26          .155           --
December 31, 1976        9.70          .18            --
December 31, 1977        9.05          .225           --
December 31, 1978        8.86          .33            --
December 31, 1979        9.46          .43            --
December 31, 1980       10.77          .53            --
December 31, 1981       10.55          .45            --
December 31, 1982       11.60          .775         1.39
December 31, 1983       13.93          .37           .28
December 31, 1984       11.08          .39          2.51
December 31, 1985       12.89          .38          1.01
December 31, 1986       13.65          .315         1.66
December 31, 1987       11.65          .475         1.03
December 31, 1988       14.27          .31           .52
December 31, 1989       17.46          .41           .44
December 31, 1990       15.84          .54           .19
December 31, 1991       19.66          .49           .05
December 31, 1992       20.02          .43          1.28
December 31, 1993       18.13          .36          3.21
December 31, 1994       16.67          .37          1.59
December 31, 1995       19.36          .43          2.21
December 31, 1996       20.66          .36          2.86
December 31, 1997       22.73          .29          3.41
----------------------------------------------------------

PORTFOLIO CHANGES (UNAUDITED)

For the year ended December 31, 1997:

INVESTMENTS ADDED
Adobe Systems, Inc.
Access Health, Inc.
Allmerica Financial Corp.
Anixter International, Inc.
Archer Daniels Midland Co.
Avid Technology, Inc.
Biogen, Inc.
CVS Corp.
Catalina Marketing Corp.
Charming Shoppes, Inc.
Checkpoint Systems, Inc.
Cummins Engine, Inc.
Dravo Corp.
Duke Power Co.
Glenayre Technologies, Inc.
Global Directmail Corp.
Harte-Hanks Communications
Hartmarx Corp.
Heritage Media Corp.
Houston Industries, Inc.
Humana, Inc.
Integrated Systems, Inc.
Mazel Stores, Inc.
Newell Co.
News Corp. Ltd. (preferred)
Olsten Corp.
Pete's Brewing Co.
Pharmacia & Upjohn, Inc.
Reliance Group Holdings, Inc.
Stanhome, Inc.
3-D Systems Corp.
Tupperware Corp.
Wang Laboratories, Inc. (warrants)
Xircom, Inc.

INVESTMENTS ELIMINATED
Allegheny Teledyne, Inc.
Allmerica Property & Casualty Companies, Inc.
Alltel Corp.
American Greetings Corp., Class A
Anixter International, Inc.
Avnet, Inc.
Data General Corp.
Dean Witter Government Income Trust
Gemini II, Inc. (income shares)
Heritage Media Corp.
Kellogg Co.
Luby's Cafeterias, Inc.
National Education Corp.
Noram Energy Corp.
Novell, Inc.
PanEnergy Corp.
Quaker State Corp.
Quest for Value Dual Purpose Fund, Inc.
  (income and capital shares)
Revco D.S., Inc.
Sequent Computer Systems, Inc.
Showbiz Pizza Time, Inc.
Symantec Corp.
360 Communications Co.
Universal International, Inc.
Wang Laboratories, Inc. (warrants)
Wilmington Trust Corp.

                                MAP-EQUITY FUND
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                                 FUND DIRECTORS

                                William G. Clark

                               Horace J. DePodwin

                             Herbert M. Groce, Jr.

                              Kathleen M. Koerber

                              Jerome M. Scheckman

                               INVESTMENT ADVISER
                         Markston Investment Management
                            1 North Lexington Avenue
                       White Plains, New York 10601-1702

                                  DISTRIBUTOR
                     First Priority Investment Corporation
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                          CUSTODIAN and TRANSFER AGENT
                         State Street Bank & Trust Co.
                                 P.O. Box 8500
                        Boston, Massachusetts 02266-8500
                                 1-800-343-0529

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

THIS REPORT HAS BEEN PREPARED FOR THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR OTHER DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH INCLUDES INFORMATION CONCERNING THE FUND AND THE SALES COMMISSION CHARGED ON FUND SHARES.

FS-306 (2-98)
15152

                                     [LOGO]

                                      MAP-
                                     EQUITY
                                   FUND, INC.
                                 ANNUAL REPORT
                               DECEMBER 31, 1997
                              --------------------